                           AMENDMENT NO. 2 AND CONSENT
                TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

     This AMENDMENT NO. 2 AND CONSENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of July 13, 2006, by and among NCO GROUP, INC., a Pennsylvania corporation ("Borrower"), the LENDERS referred to in the Credit Agreement (as hereinafter defined) and CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state-chartered bank, for itself and as Administrative Agent for the other Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed in the Credit Agreement,

                                   BACKGROUND

     WHEREAS, the parties hereto are party to a certain Seventh Amended and Restated Credit Agreement dated as of June 21, 2005 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has requested that the Lenders modify the Credit Agreement to allow the Borrower to enter into a certain Agreement and Plan of Merger with one or more entities, controlled, directly or indirectly, by One Equity Partners II, L.P., One Equity Partners LLC, their affiliates and/or Michael Barrist, pursuant to which, among other things, but subject to, the required level of shareholder approval and certain other conditions, one of such entities would be merged with and into the Borrower with the result that the existing shareholders (excluding certain shareholders described therein) of the Borrower would receive cash instead of shares and the shares of the post-merger Borrower would be issued to another of such entities;

     WHEREAS, the Borrower has told the Lenders that, if and when those conditions are satisfied and the merger is consummated, the debt under the Credit Agreement will be repaid in full; and

     WHEREAS, the Administrative Agent and Majority Lenders are willing to modify the Credit Agreement on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Amendments to Credit Agreement and Consent, From and after the date on which each of the conditions set forth in Section 2 below has been satisfied, all references to the Credit Agreement in the Loan Documents shall mean and refer to the Credit Agreement as modified as follows:

          (a) Section 6.9 of the Credit Agreement (Mergers, Acquisitions, Etc.) shall be amended by adding the following at the end thereof.

          "Notwithstanding the foregoing, the Borrower may enter into the Permitted Merger Agreement so long as:

                    (1) the Permitted Merger Agreement is terminated (subject to
                    Section 7.2 thereof) or consummated in accordance with clause (2) below no later than the earlier of (a) the date specified in Section 7.1(c) of the Permitted Merger Agreement once executed and delivered by the parties thereto and as the same may be amended by the parties thereto or (b) March 15, 2007, subject in the case of both (a) and (b) to an extension of up to 30 days at the election of the Administrative Agent; and

                    (2) at the time that the merger transactions contemplated thereby are consummated, the Secured Obligations are paid in full (or, with the consent of such Lenders, Issuer or Swap Parties as shall have Secured Obligations that are not paid in full, cash collateralized in an amount equal to 110% or otherwise secured to the satisfaction of such Persons) and the Commitment is terminated."

          (b) Section 6.14 (Limitation on Other Restrictions On Liens) is amended by inserting the following phrase at the end thereof immediately prior to the period: "and (c) the prohibitions on granting Liens set forth in the Permitted Merger Agreement."

          (c) Section 10.1 (Certain Definitions) is amended by inserting the following additional definition in its correct alphabetical order.

          "PERMITTED MERGER AGREEMENT" means that certain Agreement and Plan of Merger among the Borrower and one or more entities controlled, directly or indirectly, by One Equity Partners II, L.P., One Equity Partners LLC, their affiliates and/or Michael Barrist, in substantially the form of the draft dated June 27, 2006, with such changes thereto as the Administrative Agent may approve."

          (d) The Lenders consent to the waiver of the provisions of Section
6.15 (Limitations on Restrictions on Amendment of the Loan Document) to allow the Borrower to agree to Section 4.1 of the Permitted Merger Agreement but such consent to waiver shall not be applicable after the occurrence and during the continuance of an Event of Default.

     2. Conditions to Amendments. The amendments to the Credit Agreement and Waiver set forth in Section 1 shall be effective as of the date first above written upon satisfaction of each of the following conditions:

          (a) the Administrative Agent, the Majority Lenders and Borrower shall have duly executed and delivered to the Administrative Agent counterpart signature pages to this Amendment; and

          (b) Borrower shall have delivered such other information as the Administrative Agent shall reasonably request.

     3. Borrower's Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent and Lenders as follows.

          (a) All of the representations and warranties made by Borrower in the Credit Agreement and the other Loan Documents to which it is party remain true, complete and accurate in all material respects as of the date hereof, except to the extent such representations and warranties were expressly made as of a specified date.

          (b) No Default or Event of Default exists, or will exist after giving effect to this Amendment, under the Credit Agreement and other Loan Documents.

          (c) Borrower has the corporate power and authority to execute, deliver, perform this Amendment, and to execute, deliver, perform and take all actions contemplated to be taken by it under this Amendment, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

          (d) This Amendment, the Credit Agreement and the other Loan Documents to which Borrower is party constitute the legal, valid and binding agreements of Borrower, enforceable in accordance with their respective terms, except as enforceability may be affected by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally.

          (e) Borrower has no claims, defenses or set-offs to its respective obligations under the Credit Agreement and other Loan Documents to which it is party.

     4. Payment of Expenses. Borrower shall pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Administrative Agent in connection with this Amendment.

     5. Effect of Agreement. Except as expressly amended in Section 1, the Credit Agreement and the other Loan Documents in effect as of the date hereof shall remain in full force and effect, unmodified, and are enforceable against Borrower in accordance with their respective terms.

     6. Binding Effect. This Amendment shall extend to and bind the parties hereto and their respective successors and assigns.

     7. Governing Law, This Amendment and the rights and obligations of the parties under this Amendment shall be construed in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania.

     8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to this Amendment shall be as effective as delivery of a manually executed counterpart of this Amendment.

          IN WITNESS WHEREOF, the undersigned parties have executed this Amendment No. 2 and Consent to Seventh Amended and Restated Credit Agreement as of the day and year first above written.

                                        NCO GROUP, INC.


                                        By: /s/ Steven L. Winokur
                                            ------------------------------------
                                        Name: Steven L. Winokur
                                        Title: EVP and COO Shared Services

                [LENDER COUNTERPART SIGNATURE PAGE TO AMENDMENT]

                                        Citizens Bank of Pennsylvania


                                        By: /s/ Leslie D. Broderick
                                            ------------------------------------
                                        Name: Leslie D. Broderick
                                        Title: Senior Vice President

                [LENDER COUNTERPART SIGNATURE PAGE TO AMENDMENT]

                                        NATIONAL CITY BANK


                                        By: /s/ Lyle P. Cunningham
                                            ------------------------------------
                                        Name: Lyle P. Cunningham
                                        Title: Senior Vice President

                [LENDER COUNTERPART SIGNATURE PAGE TO AMENDMENT]

                                           Wachovia Bank, National Association


                                           By: /s/ Karin E. Samuel
                                               ---------------------------------
                                           Name: Karin E. Samuel
                                           Title: Vice President

                [LENDER COUNTERPART SIGNATURE PAGE TO AMENDMENT]

                                           BANK OF AMERICA, N. A.


                                           By: /s/ Sandra Guerrieri
                                               ---------------------------------
                                           Name: Sandra Guerrieri
                                           Title: Vice President

                                           HSBC BANK USA, NATIONAL ASSOCIATION


                                           By: /s/ Wynelle Farlow
                                               ---------------------------------
                                           Name: Wynelle Farlow
                                           Title: Vice President

                [LENDER COUNTERPART SIGNATURE PAGE TO AMENDMENT]

                                         Manufacturers and Traders Trust Company


                                         By: /s/ Brian J. Sohocki
                                             -----------------------------------
                                         Name: Brian J. Sohocki
                                         Title: Vice President

                [LENDER COUNTERPART SIGNATURE PAGE TO AMENDMENT]

                                         US Bank, N.A.


                                         By: /s/ David J. Dannemiller
                                             -----------------------------------
                                         Name: David J. Dannemiller
                                         Title: Vice President

                [LENDER COUNTERPART SIGNATURE PAGE TO AMENDMENT]

                                         PNC Bank, National Association


                                         By: /s/ Meredith Jermann
                                             -----------------------------------
                                         Name: Meredith Jermann
                                         Title: Vice President